ADVISORSHARES TRUST

AdvisorShares Cambria Global Tactical ETF

NYSE Arca Ticker: GTAA

Supplement dated June 5, 2014

to the summary and statutory prospectuses

and statement of additional information dated October 28, 2013

This supplement provides new and additional information beyond that contained in the summary and statutory prospectuses and statement of additional information for the AdvisorShares Cambria Global Tactical ETF (the “Fund”) and should be read in conjunction with those documents.

On May 28, 2014, the Board of Trustees of the Fund provided 60 days’ notice of termination to Cambria Investment Management, Inc., the Fund’s current sub-advisor. To avoid disruption in Fund operations, the Board intends to select a new sub-advisor prior to the termination of the sub-advisory agreement with Cambria. Fund management currently plans to propose for the Board’s consideration Morgan Creek Capital Management, LLC as the Fund’s new sub-advisor with Morgan Creek’s CEO Mark W. Yusko as portfolio manager. Shareholders of the Fund also will be asked to consider the approval of the Fund’s new sub-advisor and a proxy statement is being prepared along with notice of a shareholder meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.